Exhibit 10.25

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 9, 2015 by and among RECRO PHARMA LLC, a Delaware limited liability company (the “Borrower”) and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

WHEREAS, the Borrower and the Lender entered into a Credit Agreement, dated as of March 7, 2015, as amended by a certain First Amendment to Credit Agreement, dated as of April 10, 2015 and by a certain Second Amendment to Credit Agreement, dated as of April 27, 2015 (as so amended, the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lender; and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Amendments to Section 1.1.

(a)Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined term therein in the proper alphabetical order:

“Recro Enterprises” means Recro Enterprises, Inc., a Delaware corporation.

“Recro Ireland” means Nyumba Limited , a private limited company incorporated in Ireland with registered number 562027 having its registered office at 25/28 North Wall, Dublin 1 and in the process of changing its name to Recro Ireland Limited.

“Recro Ireland Assets” means (i) the Meloxicam Assets and Liabilities, (ii) all assets and liabilities related to Fadolmidine and (iii) all assets and liabilities related to Dexmedetomidine, in each case owned by any Loan Party.

“Recro Ireland Disposition” means any license or transfer of the Recro Ireland Assets from Recro, the Borrower or any other Loan Party, as the case may be, to Recro Ireland Limited, on or prior to August 31, 2015, pursuant to documentation reasonably acceptable to the Lender.

“Second Amendment” means the Second Amendment to the Agreement, dated as of April 27, 2015, between the Borrower and the Lender.

“Third Amendment” means the Third Amendment to the Agreement, dated as of July 9, 2015, between the Borrower and the Lender.

(b)The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “the Second Amendment, the Third Amendment,” immediately after the phrase “the First Amendment,”.

3.Amendment to Section 7.8. Section 7.8 of the Credit Agreement is hereby amended by inserting the phrase “(other than Recro Enterprises and Recro Ireland)” after the phrase “Prior to or upon acquiring, incorporating or organizing any new Subsidiary” in the second sentence thereof.

4.Amendment to Section 7.15(a). Section 7.15(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) On or before August 31, 2015 each of the assets and liabilities set forth on Schedule 7.15(a) and any liabilities related thereto (the “Meloxicam Assets and Liabilities”) shall be transferred to and assumed by Recro, Recro Ireland or another direct or indirect, wholly owned Subsidiary of Recro (other than the Borrower and its Subsidiaries), pursuant to documentation reasonably acceptable to the Lender.”

5.Amendment to Section 7.15. Section 7.15 of the Credit Agreement is hereby amended by adding the following new clause (d) after clause (c) thereof:

“(d) On or before July 31, 2015, the Borrower will cause each of Recro Enterprises, Recro Ireland and each other applicable Loan Party to execute a supplement (in form and substance satisfactory to the Lender) to the Guarantee, the Security Agreement and each other applicable Loan Document in favor of the Lender and shall enter into such other security agreements and documents and take such other actions (including causing the delivery of legal opinions) as may be required or reasonably requested for the Lender to have a valid first priority Lien on and security interest in all of the assets and capital stock of Recro Enterprises and Recro Ireland, subject to no other Liens (other than Liens permitted by Section 8.3).”

6.Amendment to Section 8.8. Section 8.8 of the Credit Agreement is hereby amended by (i) replacing the word “or” at the end of clause (i) with a comma, (ii) deleting the period and inserting “or” at the end of clause (ii) thereof and (iii) adding the following clause (iii) at the end thereof:

“(iii) is the Recro Ireland Disposition.”

7.Amendment to Section 8.10. Section 8.10 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, the Recro Ireland Disposition shall not be subject to this Section 8.10.”

8.Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lender and the Borrower.

9.Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including, without limitation, the reasonable fees and out-of-pocket expenses of Covington &

Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

10.No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

11.Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

RECRO GAINESVILLE LLC
as the Borrower

By: /s/ Charles Garner
Name: Charles Garner
Title: Chief Financial Officer

ORBIMED ROYALTY OPPORTUNITIES II, IP,
as the Lender

By OrbiMed ROF II LLC,
its General Partner

By OrbiMed Advisors LLC,
its Managing Member

By: /s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title:  Managing Member

Signature Page to Third Amendment to Credit Agreement